UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 9, 2011

Healthcare Trust of America, Inc.

__________________________________________

(Exact name of registrant as specified in its charter)

Maryland	000-53206	20-4738467
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

16435 N. Scottsdale Road, Suite 320, Scottsdale, Arizona		85254
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	480-998-3478

Not Applicable

______________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On November 9, 2011, we held our annual meeting of stockholders for the purpose of acting on the following four proposals properly brought before the meeting:

(1)        the election of the following six nominees to our board of directors: Scott D. Peters, W. Bradley Blair, II, Maurice J. DeWald, Warren D. Fix, Larry L. Mathis and Gary T. Wescombe;

(2)        the advisory vote on the compensation of our named executive officers, as disclosed in our proxy statement;

(3)        the advisory vote on the frequency of holding future advisory votes on named executive officer compensation; and

(4)        the ratification of the appointment of Deloitte & Touche LLP as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

Proposal 1

All of the director nominees were elected. The number of votes cast for and votes withheld for each of the director nominees were as follows:

Name	Votes For	Votes Withheld

Scott D. Peters	112,138,707	5,554,935

W. Bradley Blair, II	112,323,103	5,370,539

Maurice J. DeWald	112,300,708	5,392,934

Warren D. Fix	112,236,772	5,456,870

Larry L. Mathis	112,422,085	5,271,556

Gary T. Wescombe	112,381,368	5,312,274

Proposal 2

Our stockholders approved, on a non-binding and advisory basis, the compensation of our named executive officers, as disclosed in our proxy statement. The number of votes cast for, the votes cast against and votes abstaining were as follows:

Proposal	Votes For	Votes Against	Abstentions

Proposal 2. Advisory Vote to Approve the Compensation of Our Named Executive Officers	96,064,769	10,324,820	11,304,053

Proposal 3

The option of three years as the frequency with which stockholders are provided future advisory votes on named executive compensation has been recommended by our stockholders on a non-binding and advisory basis. The number of votes cast for three years, two years, one year and votes abstaining were as follows:

Proposal	Three Years	Two Years	One Year	Abstentions

Proposal 3. Advisory Vote on Frequency of Holding Future Advisory Votes on Named Executive Officer Compensation	82,933,006	8,844,492	15,559,935	10,356,209

Proposal 4

The appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2011 was ratified by our stockholders. The number of votes cast for, the votes cast against and votes abstaining were as follows:

Proposal	Votes For	Votes Against	Abstentions

Proposal 4. Ratification of Appointment of Deloitte & Touche LLP	109,230,805	1,603,065	6,787,924

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Healthcare Trust of America, Inc.

	By:	/s/ Scott D. Peters

November 10, 2011		Name: Scott D. Peters
Title: Chief Executive Officer & President